SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 12, 2011
iROBOT CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-51598	77-0259335

(Commission File Number)	(IRS Employer Identification No.)

8 Crosby Drive, Bedford, Massachusetts	01730

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 430-3000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On July 12, 2011, iRobot Corporation (the “Company”) entered into a Fifth Amendment to Credit Agreement (the “Credit Facility Amendment”) to its unsecured revolving credit facility (the “Credit Facility”) with Bank of America, N.A. (the “Lender”) dated June 5, 2007 and a Second Amendment to Reimbursement Agreement (the “Reimbursement Agreement Amendment”) to its unsecured revolving letter of credit facility with the Lender dated January 4, 2011. Each of the Credit Facility Amendment and the Reimbursement Agreement Amendment provides for, among other things:
•	the revision of the interest rate on loans to between LIBOR plus 1% and LIBOR plus 1.5%, based on the Company’s ratio of indebtedness to Adjusted EBITDA;

•	the extension of the maturity date to June 30, 2014;

•	the replacement of the minimum tangible net worth covenant with a minimum consolidated net worth covenant;

•	the replacement of the minimum Adjusted EBITDA covenant with a minimum ratio of indebtedness to Adjusted EBITDA covenant; and

•	the increase of the maximum amount the Company can spend on an acquisition without consent of the lender.
The Credit Facility Amendment also provides for:
•	the increase of the amount available for borrowing under the Credit Facility from $40 million to $75 million; and

•	the increase of the minimum deposit requirements.
     In connection with the Credit Facility Amendment, the Company entered into a Third Amendment to Note to that certain Note dated June 5, 2007 executed by the Company in favor of the Lender, which is filed as Exhibit 10.3 hereto.
     The foregoing description of the Credit Facility Amendment and the Reimbursement Agreement Amendment is not complete and is qualified in its entirety by reference to the Credit Facility Amendment and the Reimbursement Agreement Amendment, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits:

10.1	Fifth Amendment to Credit Agreement by and between Bank of America, N.A. and iRobot Corporation, dated July 12, 2011.

10.2	Second Amendment to Reimbursement Agreement by and between Bank of America, N.A. and iRobot Corporation, dated July 12, 2011.

10.3	Third Amendment to Note by and between Bank of America, N.A. and iRobot Corporation, dated July 12, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation
July 15, 2011	By:	/s/ Glen D. Weinstein
		Name:	Glen D. Weinstein
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Fifth Amendment to Credit Agreement by and between Bank of America, N.A. and iRobot Corporation, dated July 12, 2011.

10.2	Second Amendment to Reimbursement Agreement by and between Bank of America, N.A. and iRobot Corporation, dated July 12, 2011.

10.3	Third Amendment to Note by and between Bank of America, N.A. and iRobot Corporation, dated July 12, 2011.